Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

To the Board of Directors
KSW Inc


We hereby consent to the incorporatin by reference in the Registration Statement on Form S-8 of our report dated February 19, 1996, accept as to Note 12, which is as of March 12, 1996 appearing in the Annual Report on Form 10K of KSW, Inc for the year ended December 31, 1995.


                                                 /s/ Corbin & Wertz
                                                     CORBIN & WERTZ


Irvine, California
February 11, 1997